SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 2006


                           LA CORTEZ ENTERPRISES, INC.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                      333-138465                20-5157768
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)                File Number)        Identification Number)


                  2260 El Cajon Blvd. #882, San Diego, CA 92104
               (Address of Principal Executive Offices, Zip Code)


       Registrant's telephone number, including area code: (775) 352-3930


                1010 University Avenue #1561, San Diego, CA 92103
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).
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AS USED HEREIN, THE TERMS, "WE," "US," "OUR," AND THE "COMPANY" REFERS TO LA
CORTEZ ENTERPRISES, INC., A NEVADA CORPORATION, UNLESS OTHERWISE STATED.


ITEM 8.01 CHANGE IN REGISTRANT'S ADDRESS

Effective December 1, 2006 the company's address has changed to 2260 El Cajon Blvd. #882, San Diego, CA 92104.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         La Cortez Enterprises, Inc.


Date: December 5, 2006                   By: /s/ Maria de la Luz
                                            ----------------------------------
                                            Maria de la Luz, President

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